Exhibit 32.1   Principal Executive and Financial Officer - Section 906
               Certification

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-KSB (the "Form 10-KSB") for the year ended December 31, 2005 of Taitron Components Incorporated (the "Issuer").

I, Stewart Wang, the Principal Executive Officer and Principal Financial Officer of the Issuer, certify that to the best of my knowledge:

      (i) the Form 10-KSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and:

      (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

Dated March 31, 2006                           By: /s/ Stewart Wang
                                                   -----------------------------
                                                   Stewart Wang
                                                   Principal Executive Officer &
                                                   Principal Financial Officer